UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 31, 2012

WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 200, Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 922-6463

_______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Westmoreland Coal Company (the “Company”) completed its acquisition of Chevron Mining Inc.’s Kemmerer surface coal mine on January 31, 2012.  This Amendment No. 1 amends the Current Report on Form 8-K of the Company filed with the Securities and Exchange Commission on January 31, 2012 to provide the financial statement information required by Item 9.01 of Form 8-K, which was excluded from the initial filing in reliance on Item 9.01(a)(4) of Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The required audited financial statements of Kemmerer Mine as of December 31, 2011 and 2010, and for each of the years in the three-year period ended December 31, 2011 are attached hereto as Exhibit 99.4 and are incorporated in their entirety herein by reference.

In accordance with the letter, dated January 4, 2012, from the staff of the Division of Corporation Finance of the Securities and Exchange Commission to the Company, these financial statements present Statements of Assets to be Acquired and Liabilities to be Assumed and Statements of Revenues and Direct Operating Expenses.  The full S-X Rule 3-05 financial statements and other financial information are not available and not presented due to the following reasons:

●
Because the Kemmerer Mine is not a stand-alone entity, separate, audited financial statements of the Kemmerer Mine have never been prepared and the Seller has not maintained the distinct and separate accounts necessary to present the full financial statements of the Kemmerer Mine. In addition, certain available financial information for the Kemmerer Mine is kept on separate accounting systems and at separate physical locations.  It would be extremely costly and impractical to obtain complete financial statements in accordance with generally accepted accounting principles because separate financial statements were never historically required nor were such statements ever prepared.  The preparation of such statements would involve many subjective assumptions, unreasonable effort and expense.

●
A determination of the portion of historical general and administrative expenses or other indirect expenses that were attributable to the Kemmerer Mine is not practicable due to the Seller not maintaining the distinct and separate records necessary to present such expenses.

●
In evaluating the Kemmerer Mine, the Company did not rely on any audited or unaudited financial statements relating to the Kemmerer Mine.  In valuing the transaction, we relied on individual analysis of the specific assets we were going to purchase and the liabilities we were going to assume.  In addition, we relied on an income statement that did not contain costs that were incurred on behalf of the Kemmerer Mine at the Seller’s level. The cost information provided by the Seller to the Company was summary level data containing direct operating and capital expenses. Management did not believe the historical earnings or operations of the Kemmerer Mine to be necessary or relevant to its decision to acquire the Kemmerer Mine.

●
The Company’s financial analysis of the Kemmerer Mine was based on internally generated forward-looking projections of the Kemmerer Mine earnings potential given the reserve potential of the Kemmerer Mine; the Company’s projection of the future pricing and revenue, operating, general and administrative and capital costs; information regarding the competitive environment; and the Company’s extensive knowledge and experience in the coal industry.

●
The omission of the full financial statements and other financial information would not have a material impact on a reader’s understanding of the Kemmerer Mine’s financial results and condition and related trends.

In addition, there have not been any material changes in the historical results of operations, liquidity, cash flows and financial resources related to the operations acquired since the date of acquisition.

(b) Pro Forma Financial Information.

The required pro forma financial information as of and for the year ended December 31, 2011 is attached hereto as Exhibit 99.5 and is incorporated in its entirety herein by reference.

(d)  Exhibits

Exhibit No.	Description

4.1*	Supplemental Indenture, dated as of January 31, 2012, by and among Westmoreland Coal Company, Westmoreland Partners and Wells Fargo Bank, National Association, as trustee and note collateral agent.

4.2*	Form of 10.75% Senior Notes due 2018 (included as Exhibit A in Exhibit 4.1)

4.3*	Registration Rights Agreement, dated January 31, 2012, by and among Westmoreland Coal Company, Westmoreland Partners and Gleacher & Company Securities, Inc., as initial purchaser.

4.4*	Amendment No. 1 to the Pledge and Security Agreement dated January 26, 2012

23.1	Consent of Tanner LLC

99.1*	Amendment No. 1 to the Purchase and Sale Agreement dated January 25, 2012

99.2*	Press Release dated January 31, 2012 announcing issuance of the notes

99.3*	Press Release dated January 31, 2012 announcing closing of the Kemmerer acquisition

99.4	Audited financial statements of Kemmerer Mine as of December 31, 2011 and 2010, and for each of the years in the three-year period ended December 31, 2011, and Independent Auditors’ Report

99.5	Unaudited pro forma combined financial statements as of and for the year ended December 31, 2011

* Previously filed as an exhibit to Westmoreland Coal Company’s Current Report on Form 8-K filed on January 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: April 12, 2012	By: /s/ Kevin Paprzycki
Kevin Paprzycki
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

4.1*	Supplemental Indenture, dated as of January 31, 2012, by and among Westmoreland Coal Company, Westmoreland Partners and Wells Fargo Bank, National Association, as trustee and note collateral agent.

4.2*	Form of 10.75% Senior Notes due 2018 (included as Exhibit A in Exhibit 4.1)

4.3*	Registration Rights Agreement, dated January 31, 2012, by and among Westmoreland Coal Company, Westmoreland Partners and Gleacher & Company Securities, Inc., as initial purchaser.

4.4*	Amendment No. 1 to the Pledge and Security Agreement dated January 26, 2012

23.1	Consent of Tanner LLC

99.1*	Amendment No. 1 to the Purchase and Sale Agreement dated January 25, 2012

99.2*	Press Release dated January 31, 2012 announcing issuance of the notes

99.3*	Press Release dated January 31, 2012 announcing closing of the Kemmerer acquisition

99.4	Audited financial statements of Kemmerer Mine as of December 31, 2011 and 2010, and for each of the years in the three-year period ended December 31, 2011, and Independent Auditors’ Report

99.5	Unaudited pro forma combined financial statements as of and for the year ended December 31, 2011

* Previously filed as an exhibit to Westmoreland Coal Company’s Current Report on Form 8-K filed on January 31, 2012.